SECURITY DEVICES INTERNATIONAL INC.
SUBSCRIPTION AGREEMENT

SUBSCRIBER NAME: _________________________________

INSTRUCTIONS FOR INVESTORS

1.	Please complete the Investor Questionnaire attached hereto as Exhibit A.

2.	Please review the Risk Factors attached hereto as Exhibit B.

3.	EXECUTE this Subscription Agreement on page 12 (which includes an omnibus signature page to the Registration Rights Agreement, attached hereto as Exhibit C).

4.	Please complete the Selling Stockholder Questionnaire attached to the Registration Rights Agreement.

5.

If you are a corporation, partnership or other entity and (a) you have not previously filed Form 4C with the TSX Venture Exchange, or (b) you have previously filed Form 4C but there has been a change in the information disclosed in that form, complete and sign the Form 4C attached hereto as Exhibit D.

6.	Include a check or wire in the amount of the investment (US Dollars) as follows:

a.	Checks should be made payable to: Security Devices International Inc. and sent overnight or by registered mail to the corporate address listed below in Wakefield, MA.

b.	Wires should be sent to: TD Bank, N.A.

Wilmington, Delaware
ABA# 031101266
Account: 8253167180

For international wires (also include):	SWIFT BIC: NRTHUS33XXX
* All incoming foreign currency wires need to be routed
to the Company through its Toronto office under the
BIC: TDOMCATTTOR

c.	Reference: Subscription for SDI Units in the memo section of your check or wire.

7.	Please forward your executed Subscription Agreement to the Agent:

J. Streicher Capital, LLC
300 Park Avenue, 14th Floor
New York, NY 10022
Attention: Tanner Wickham

Please feel free to call us with any questions at (905) 582-6402. Questions should be directed to Bryan Ganz, Executive Chairman, or Dean Thrasher, CEO.

Security Devices International Inc.
107 Audubon Road, Bldg 2, Suite 201
Wakefield, MA, United States 01880
Attn: Bryan Ganz

PUBLICLY AVAILABLE INFORMATION

Security Devices International Inc. (the “Company”) is a reporting company in the United States and Canada. As such, the Company files annual, quarterly and periodic reports with the Securities Exchange Commission in the United States and with the Ontario Securities Commission in Canada. These reports are available at:

https://www.sec.gov/edgar/searchedgar/companysearch.html
and/or
http://www.sedar.com/search/search_form_pc_en.htm

Investors are strongly urged to review these filings prior to subscribing for the Units. All of the filings made by the Company in the past 24 months are deemed to be incorporated herein by reference and shall be deemed to be a part of this Subscription Agreement. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Subscription Agreement shall be deemed to be modified or superseded for purposes of this Subscription Agreement to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Subscription Agreement.

Prior to making an investment in this Offering, please carefully review the entire Subscription Agreement including the Investor Questionnaire attached hereto as Exhibit A and Risk Factors (attached hereto as Exhibit B).

This Agreement also contains information related to the compensation of the Agent for this Offering in Section 6 and the Use of Proceed in Section 10.

NASAA LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEW YORK STATE LEGEND

NOTICE TO NEW YORK RESIDENTS ONLY: THIS MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THIS SUBSCRIPTION AGREEMENT DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

SECURITY DEVICES INTERNATIONAL INC.

SUBSCRIPTION AGREEMENT

TO:           Security Devices International Inc.

The undersigned (the “Subscriber”) hereby agrees with Security Devices International Inc., a Delaware corporation (the “Company”), to the terms of this Subscription Agreement (the “Agreement”) and each of the Company and the Subscriber hereby make certain representations and warranties to the Agent and to each other as follows:

     1. The Offering.

a.

Offering Amount and Purchase Price. The Company proposes to raise up to USD$4,500,000 (the “Offering”) from the sale of units (the “Units”) at a price of USD$0.106 per Unit (the “Purchase Price”) on a “best-efforts” basis. All funds from investors will be delivered directly to the Company, without provision for escrow.

b.

Units. Each Unit shall consist of one share (a “Share”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and one-half (1/2) of a warrant (each whole warrant is referred to herein as a “Warrant”) to purchase one-half (1/2) share of Common Stock.

c.

Warrants. Each full Warrant is exercisable for one share of Common Stock (each, a “Warrant Share”) for the 60-month period following the first closing of the Offering at an exercise price of USD$0.18 per share. The Subscriber acknowledges and understands that at such time when he/she/it subscribes for the Units the first closing of the Offering may have happened and accordingly the Warrants issued to such Subscriber may have a term of less than 60 months. If the Company’s Common Stock trades at a price that closes above USD$0.36 per share for 20 consecutive trading days ending more than two years after the first closing of the Offering, the Company may accelerate the expiration date of the Warrants to a date that is not less than 30 days from the date it gives the registered holders of the Warrants notice of such acceleration.

d.

Restricted Securities. The offering and sale of the Units are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder. The offering and sale of the Units are not registered under the Securities Act, or qualified or registered under the securities laws of any states. Consequently, the Shares and the Warrants included in the Units, as well as the Warrant Shares, may not be sold, transferred or hypothecated without registration under the Securities Act, and applicable state laws or without an exemption from such registration or qualification. The Shares, the Warrants and the Warrant Shares will bear a legend restricting their transfer accordingly, and may bear certain legends required by state law where required.

e.	No Minimum Offering Amount. There is no minimum number of Units that must be sold to close this Offering.

f.

Offering Period. The Offering will expire at 5:00 p.m. EST on November 15, 2017, subject to one or more extensions of the Offering for up to an additional 60 days at the joint discretion of the Company and the Agent (defined hereafter) (the period, as extended, if any, shall be referred to as the “Offering Period”). The Company may conduct one or more closings within the Offering Period prior to the receipt of the maximum offering amount of USD$4,500,000.

g.

Information About The Company. The Company’s shares trade on the TSX Venture Exchange (the “TSX Exchange”) in Canada and the OTC:QB automated quotation system in the United States. The Company files annual, quarterly and periodic reports in the United States and Canada and all such reports are available on the SEC’s EDGAR web site and on the Canadian Securities Administrators’ SEDAR web site. No offering memorandum has been used for this Offering. All of the filings made by the Company at the EDGAR and SEDAR web sites in the past 24 months are deemed to be incorporated herein by reference and shall be deemed to be a part of this Agreement.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this Agreement shall be deemed to be modified or superseded for purposes of this Agreement to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Agreement.

2. Insider: If the Subscriber will be a new Insider (as that term is defined in the policies of the TSX Exchange) of the Company, the Company is not permitted to close on this subscription until the Company has filed final materials with the TSX Exchange (including the personal information collected in this Agreement) and the TSX Exchange has provided its final acceptance. In these circumstances, the closing date for the Subscription shall be extended to a date which is no later than five Business Days after the TSX Exchange has provided its final acceptance. An Insider includes a director or senior officer of the Company, a person or company that beneficially owns or controls, directly or indirectly, common stock carrying more than 10% of the voting rights attached to all common shock and a director or senior officer of such a holder of common stock.

     If the Subscriber is an existing Insider, Insiders have subscribed for more than 25% of the Offering and such amount was not disclosed in the notice of the Offering filed with the TSX Exchange, the closing for the Subscription will occur in escrow and the release from escrow will occur upon the TSX Exchange providing its final acceptance of the Offering. Closing in escrow means that the Subscriber securities and the Purchase Price will be held in escrow by the Company’s legal counsel or the Agent and not released until final acceptance of the Offering is received from the TSX Exchange. If final acceptance is not received within 14 days following the last closing of the Offering, either the Company or the Subscriber may terminate this Subscription Agreement on written notice to the other given while that final acceptance is outstanding, in which case the Purchase Price will be returned to the Subscriber and the Subscriber’s Units will be returned to the Company.

     3. Subscription. Subject to the terms and conditions of this Agreement, the Subscriber hereby irrevocably subscribes for the number of Units indicated on the Signature Page of this Agreement.

     4. Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription, in whole or in part, and for any reason deemed appropriate in its sole discretion, and that the same shall be deemed to be accepted by the Company only when the form of acceptance appearing herein is executed by the Company.

     5. Suitability to Invest. This Offering is only open to US citizens resident in the United States. The Subscriber represents that he, she or it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as indicated by his, her or its responses to the Investor Questionnaire, the form of which is attached hereto as Exhibit A, and that he, she or it is able to bear the economic risk of an investment in the Units. The Subscriber must complete the applicable Investor Questionnaire to enable the Company to assess the Subscriber’s eligibility for the Offering.

     6. Agent and Compensation of Broker-Dealer. The Subscriber is aware and understands the following:

a.

J. Streicher Capital, LLC (the “Agent”) is the Company’s exclusive placement agent in conducting this Offering in the United States; the Agent will not effect any sales of the Units to persons outside of the United States; and

b.

The Agent will receive: (a) (i) a cash commission equal to 7% of the gross proceeds from the sale of Units to investors brought into the deal by the Agent and (ii) that number of agent warrants (the “Agent Warrants”) which is equal to 7% of the Shares issued in the Offering to investors brought into the deal by the Agent; plus (b) with respect to investors brought into the deal by the Company that are resident in the United States (i) a cash commission equal to 3.5% of the gross proceeds from the sale of Units to investors brought into the deal by the Company, and (ii) that number of Agent Warrants which is equal to 3.5% of the Shares issued in the Offering to investors brought into the deal by the Company; plus (c) a cash commission equal to 1.875% of the gross proceeds from the sale of Units to investors that are officers or directors of the Company and/or participated in the Convertible Debenture Offering of December 7, 2016 that are residents of the United States, and (d) that number of Agent Warrants which is equal to 1.875% of the Shares issued to such investors. Each Agent Warrant is exercisable for one share of Common Stock during the 60 months following the first closing of the Offering for an exercise price of USD$0.15. If the Company’s Common Stock trades at a price that closes above USD$0.30 per share for 20 consecutive trading days ending more than two years after the first closing of the Offering, the Company may accelerate the expiration date of the Warrants to a date that is not less than 30 days from the date it gives the registered holders of the Agent Warrants notice of such acceleration.

     7. Confidentiality and No Trading in Securities.

a.

Each Subscriber acknowledges that the information (the “Confidential Information”) about the Company, this Offering and this Agreement that comes to his/her/its possession in connection with the discussion and evaluation of the merits of the investment on the Units is private and confidential. Such Confidential Information is not to be reproduced or distributed by such Subscriber, other than in connection with confidentially sharing the Confidential Information with such Subscriber’ financial advisors and consultants for the purpose of evaluating this investment. By accepting this Agreement and reading the Confidential Information, the Subscriber agrees with the Company and its Agent to maintain in confidence the Confidential Information, including the existence and the terms of the Offering, and any other non-public information regarding the Company obtained from the Company, the Agent and/or their respective agents during the course of the Offering.

b.

Each Subscriber acknowledges that it is aware, and that its representatives will be made aware, that in connection with its discussions with the Company regarding an investment in this Offering, they may come into possession of non-public information about the Company (including the existence of this Offering). Accordingly, each Subscriber agrees that it will not trade (or cause or encourage any representative or third party to trade), and will use its commercially reasonable efforts to assure that none of its representatives will trade (or cause or encourage any third party to trade), in any securities of the Company while in possession of any such non-public information. Such restrictions are in addition to, and not in lieu of, any restrictions that the Company may impose upon insiders who are employees or that may be imposed under applicable law.

     8. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company and the Agent as follows:

a.

All documents, records and books pertaining to this investment that have been requested by the Subscriber have been made available for inspection by him/her/it, his/her/its attorney and/or his/her/its accountant;

b.

Subscriber and/or his/her/its advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the offering of the Units, and all such questions have been answered to the full satisfaction of the Subscriber;

c.

Subscriber is not subscribing for the Units as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or on the Internet or broadcast over television, radio or the Internet, any seminar or meeting, any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally or any general solicitation whatsoever;

d.	The Subscriber was offered and sold the Units while in the United States.

e.

The Subscriber initially became aware of the Offering as a result of being contacted directly by the Agent or an executive officer of the Company, and in particular, not through any press release issued by the Company.

f.

If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber’s current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Units and, at the present time, could afford a complete loss of such investment;

g.

Subscriber, and/or his/her/its advisors, has such knowledge and experience in financial, tax and business matters so as to enable him/her/it to utilize the information made available to him/her/it in connection with the offering of the Units in order to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto;

h.

Subscriber is not relying on the Company with respect to the tax and other economic considerations of the Subscriber relating to this investment. In regard to such considerations, Subscriber has relied on the advice of, or has consulted with, only his/her/its own advisors;

i.

Subscriber is acquiring the Units solely for his/her/its own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part in violation of applicable securities laws, and no other person has a direct or indirect beneficial interest in such Units;

j.

Subscriber will not sell or otherwise transfer the Units, the Shares, the Warrants or the Warrant Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that such securities have not been registered under the Securities Act or under any state securities laws and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available;

k.

Subscriber understands that any certificate evidencing the Units, the Shares, Warrants and the Warrant Shares, will bear a legend reflecting the transfer restrictions imposed thereon and that a notation may be made in the records of the Company restricting the transfer of any Units, Shares, Warrants or Warrant Shares in a manner consistent with the foregoing, such legend to be substantially similar to the following:

THE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED BY THE HOLDER THEREOF FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE CORPORATION THAT THE TRANSACTION WILL NOT RESULT IN A VIOLATION OF UNITED STATES FEDERAL OR STATE SECURITIES LAWS.

Until such time as it is no longer required under the applicable Canadian securities laws and the rules of the TSX Exchange, certificates representing the Units, including the Shares, Warrants and the Warrant Shares, shall bear the following additional legend:

WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [A DATE WHICH IS 4 MONTHS1 PLUS ONE DAY FROM THE CLOSING DATE].

l.

Subscriber is fully aware and understand that the Units, the Shares, the Warrants and the Warrant Shares, will be issued as restricted securities which can only be sold pursuant to Rule 144 promulgated under the Securities Act after the applicable holding period has run;

__________________________________________
1 Notwithstanding this language, U.S. holders are required to hold the securities for the applicable holding period provided under Rule 144 promulgated under the Securities Act.

m.

Subscriber recognizes that the no Federal or state agency has passed upon or endorsed the merits of the investment in the Units or made any finding or determination as to the fairness of this investment;

n.

If Subscriber is a corporation, partnership, trust or other entity, it is authorized to make this investment and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so;

o.

If Subscriber is a corporation or a partnership, the person signing this Agreement on its behalf hereby represents and warrants that the information contained herein is true and correct with respect to such shareholders or partners (and if any such shareholder or partner is itself a corporation or a partnership, with respect to all persons having an interest in such corporation or partnership, whether directly or indirectly) and that the person signing this Agreement has made due inquiry to determine the truthfulness and accuracy of the information contained herein;

p.

Any information which the Subscriber has heretofore furnished and furnishes herewith to the Company, including, without limitation, the certification included in Exhibit A as to his/her/its status as an “accredited investor” as defined by Rule 501(a) under the Securities Act and any other information with respect to his/her/its financial position and business experience set forth herein is correct and complete as of the date hereof;

q.

This Agreement requires the Subscriber to provide certain information about the Subscriber (the “Personal Information”). Such information is being collected by the Company for the purposes of completing the proposed issuance of the Units, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Units under applicable securities laws, preparing and registering certificates representing the Shares and Warrants and completing filings required by the securities commissions, TSX Exchange and/or other securities regulatory authorities. The Subscriber agrees that the Subscriber’s Personal Information may be disclosed by the Company (including the filing of copies or originals of any of the Subscriber’s documents) to: (a) securities commissions, the TSX Exchange and/or other securities regulatory authorities, (b) the Company’s registrar and transfer agent, and (c) any of the other parties involved in this subscription, including legal counsel, and may be included in record books in connection with this subscription. In the case of information provided to the securities commissions and other securities regulatory authorities, such information is being collected indirectly by them for the purpose of the administration and enforcement of the applicable securities laws and the Subscriber authorizes the indirect collection of such information by them. In the case of the TSX Exchange, the Personal Information is being collected by them for the purposes identified by them from time to time. The Subscriber consents to the foregoing collection, use and disclosure of the Subscriber’s Personal Information and to the collection, use and disclosure of Personal Information by the securities commissions, TSX Exchange and/or other securities regulatory authorities. The title, business address and business telephone number of the public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of the information is the Inquiries Officer, Ontario Securities Commission, 20 Queen Street West, 22nd Floor, Toronto, Ontario M5H 3S8; Telephone: 416-593-8314; exemptmarketfilings@osc.gov.on.ca;

r.	The Subscriber has no voting or other agreement with another existing shareholder of the Company or investor in this Offering and is not acting as part of a group in making this investment;

s.	The Subscriber has read and understood the Risk Factors attached to this Agreement as Exhibit B;

t.	The Subscriber acknowledges and is aware of that certain Side Letter Agreement entered into by the Company with two subscribers (see Section 9.f. below); and

u.

The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the Subscriber to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the applicable closing as if made on and as of such date and shall survive the final closing.

     9. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber and the Agent as follows:

a.

Organization and Authority. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby.

b.

Authorization. This Offering and this Agreement have been duly and validly authorized by the Company. This Agreement, assuming due execution and delivery by the Subscriber, when the Agreement is executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

c.

Non-Contravention. The execution and delivery of this Agreement by the Company and the issuance of the Units as contemplated hereunder do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws or similar instruments of the Company or its subsidiaries, (ii) conflict with or result in a breach by the Company or its subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or its subsidiaries, pursuant to any agreements, instruments or documents or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or any of its properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, this Agreement, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of its respective properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, this Agreement, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof.

d.

Absence of Certain Proceedings. The Company is not aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company or any of its subsidiaries, in any such case wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement.

e.

Registration of Securities. Pursuant to the terms of the Registration Rights Agreement, attached hereto as Exhibit C, within 120 days of the final closing of the Offering, the Company shall file a registration statement (the “Registration Statement”) covering the resale of all of the Shares and the Warrant Shares and use its reasonable commercial effort to obtain the effectiveness of the Registration Statement within 150 days from the filing thereof.

f.

Side Letter Agreement with Certain Subscribers. The Company has agreed to enter into a side letter agreement (the “Side Letter Agreement”) with two institutional subscribers in this Offering (collectively, “Institutional Subscribers”). Pursuant to the Side Letter Agreement, within the two-year period following the final closing of this Offering the Company shall not conduct any future offerings of its securities at a price lower than USD$0.106 per share without the prior written consent of the Institutional Subscribers as long as each Institutional Subscriber continues to hold more than 75% of the securities it acquired in this Offering during such two-year period.

g.

No Bad Actor Disqualifying Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer participating in the Offering, any beneficial owner of 20% or more of the voting power of the Company’s outstanding voting equity securities, any promoter connected with the Company in any capacity as of the date hereof, and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Units in the Offering has been subject to certain disqualifying events described in Rule 506(d)(1) of Regulation D. The Company has exercised reasonable care to determine whether any such persons is subject to such a disqualifying event described in Rule 506(d)(1) of Regulation D.

h.

Authorization of the Offering. The issuance, sale and delivery of the Units has been duly authorized by all necessary corporate action on the part of the Company. The shares of Common Stock comprising the Units have been duly authorized by all necessary corporate action on the part of the Company and, when such shares of Common Stock have been issued, delivered and paid for in accordance with the terms hereof and such issuance has been recorded in the stock ledger of the Company, will be validly issued, fully paid and non-assessable under the Delaware General Corporation Law (the “DGCL”).

i.

Validly Issuance of Warrants and Warrant Shares. The Warrants comprising the Units have been duly authorized by all necessary corporate action on the part of the Company and, when such Warrants have been issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued. Upon payment of the exercise price therefor in accordance with the terms of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable under the DGCL.

j.

No Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of (a) the Certificate, Bylaws or other governing documents of the Company, or (b) any order, decree, judgment, franchise, license, permit, rule or regulation of any court, arbitrator, government or governmental agency or instrumentality in the State of Delaware.

k.

No Further Authorization Required. Assuming the accuracy of the representations, warranties and covenants of all parties set forth herein, except for filings, registrations or qualifications that may be required by applicable securities laws, including the timely filing of a Form D pursuant to Regulation D with the United States Securities and Exchange Commission (“SEC”) with respect to the offer and sale of the Units, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including without limitation, any court, governmental body or authority) is required under the DGCL or the federal laws of the United States of America in connection with the offer and sale of the Units as contemplated hereby.

l.

No Registration Required by Law. Assuming the accuracy of the representations, warranties and covenants of all parties set forth herein, it is not necessary in connection with the offer, sale and delivery of the Units to Purchasers domiciled in the United States of America pursuant to this Agreement to register the same under the Securities Act under the circumstances contemplated herein, subject to the timely filing of a Form D pursuant to Regulation D with respect to the offer and sale of the Units.

m.

Compliance with Rule 506(b) of Regulation D. During the period in which Units are offered for sale, none of the Company, its affiliates, or any person acting on any of their behalf (other than an Agent or any person acting on its behalf, in respect of which no representation or warranty is made) has taken or will take any action that would cause the exemptions afforded by Section 4(a)(2) of the U.S. Securities Act and Rule 506(b) of Regulation D to be unavailable for offers and sales of Units, the Shares or the Warrants.

n.

General Solicitation or General Advertising. None of the Company, any of its affiliates or any person acting on behalf of any of them (other than the Agent or any person acting on its behalf, as to whom the Company makes no representation or warranty) has offered or will offer to sell, or has solicited or will solicit offers to buy, any of the Units, the Shares or the Warrants by means of any form of “general solicitation” or “general advertising” (as such terms are defined in Rule 502(c) of Regulation D) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

o.

Integration. Except with respect to the offer and sale of the Units, neither the Company nor any person acting on behalf the Company has, within six months prior to the date of this Agreement, sold, offered for sale or solicited any offer to buy any of the Company's securities of the same or similar class as any of the securities comprising the Units, the Shares or the Warrants and will not do so for a period of six months following the completion of this Offering, in a manner that would be integrated with the offer and sale of the Units, the Shares or the Warrants and cause the exemption provided by Section 4(a)(2) and Rule 506(b) of Regulation D to become unavailable for the offer and sale of the Units, the Shares or the Warrants.

p.

Regulation M. None of the Company, its affiliates or any person on behalf of any of them (other than the Agent and any person acting on its behalf, as to whom the Company makes no representation or warranty) has engaged or will engage in any violation of Regulation M under the United States Securities Exchange Act of 1934, as amended, in connection with the Offering contemplated by this Agreement.

q.

Investment Company. The Company is not, and following the application of the proceeds from the sale of the Units will not be, registered or required to be registered as an “investment company” under the United States Investment Company Act of 1940, as amended.

r.

Rule 503 Matters. None of the Company or any of its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D.

s.

Form D Filing. The Company will complete and file with the SEC a Notice on Form D within 15 days after the first sale of Units, and will make such filings with any applicable state securities commission as required by state law.

t.

Sales of Units by Issuer. No sales of Units have ultimately been made or will be made directly by the Issuer (i) except through the Agent pursuant to the terms of this Agreement in the United States, or (ii) issuances of securities to existing security holders, officers and directors who are U.S. persons located in the United States. For the avoidance of doubt, all sales of Units in the Offering have been and will be made only in the United States.

     10.Use of Proceeds: The Company intends to use the net proceeds of the Offering to pay down debt, for capital expenditures related to the acquisition of new molds and for working capital purposes.

     11.Miscellaneous.

a.

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

b.

This Agreement may be amended through a written instrument signed by both the Subscriber and the Company; provided, however, that the terms of Section 11 of this Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to all of the other subscribers in the Offering and at least holders of a majority of the Units sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of the Units.

c.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

d.

This Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law. SUBSCRIBER HEREBY WAIVES ANY RIGHT TO SEEK ANY TYPE OF DAMAGES (INCLUDING BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES AND PUNITIVE DAMAGES) OTHER THAN COMPENSATORY DAMAGES. SUBSCRIBER HEREBY FURTHER WAIVES THE RIGHT TO A TRIAL BY JURY, THE RIGHT TO BRING A CLASS ACTION SUIT, AND OTHER POTENTIAL REMEDIES THAT OTHERWISE MAY BE AFFORDED BY LAW. THIS IS A CLASS ACTION WAIVER THAT APPLIES TO ALL DISPUTES ARISING OUT OF THIS INVESTMENT, INCLUDING BUT NOT LIMITED TO ANY DISPUTES WITH THE COMPANY, ITS AGENT, AND ALL OF THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, OR ATTORNEYS.

e.

This Agreement may be executed in counterparts. It shall not be binding upon the Company unless and until it is accepted by the Company. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers. This Agreement may be executed and delivered by facsimile or by email with scanned copy.

f.

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

g.	It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

h.

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

i.

This Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement pertaining to the issuance by the Company of the Shares and Warrant Shares. Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements it is hereby agreed that the execution by the Subscriber of this Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

j.

The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of the Units in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers of the Offering. Nothing contained herein and no action taken by the Subscriber pursuant hereto shall be deemed to constitute the Subscriber and the Other Subscribers of the Offering as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers of the Offering are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any Other Subscribers of the Offering to be joined as an additional party in any proceeding for such purpose. The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the Exchange Act) in negotiating and entering into this Agreement or purchasing, disposing of or voting any of the Units. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

[SIGNATURE PAGE FOLLOWS]

OMNIBUS SIGNATURE PAGE TO THE
SUBSCRIPTION AGREEMENT
AND REGISTRATION RIGHTS AGREEMENT

            IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of this ____ day of ___________, 2017.

Units Subscribed For:	___________________________________

Total Subscription Price (USD$0.106 for each Unit):	$ __________________________________

Subscriber:

Full Legal Name of Subscriber (Please print)	Full Legal Name of Co-Subscriber (if applicable)

Signature of (or on behalf of) Subscriber	Signature of or on behalf of Co-Subscriber (if
applicable)

Name:
Title:

Address of Subscriber	Address of Co-Subscriber (if applicable)

Telephone No. of Subscriber	Telephone No. of Co-Subscriber (if applicable)

Social Security or Taxpayer	Social Security or Taxpayer Identification

Identification Number of Subscriber	Number of Co-Subscriber (if applicable)

Agreed to and accepted by the Company:

SECURITY DEVICES INTERNATIONAL INC.

By: __________________________
           Authorized Officer

Exhibit A

SECURITY DEVICES INTERNATIONAL INC.

ACCREDITED INVESTOR CERTIFICATION

Please complete and return the applicable paperwork based on the registration type below:

[ ]	Corporate Account
Certification of Accredited Investor
Corporate Resolution
Investor Information
Valid government issued photo ID with signature
W9

[ ]	Individual Account
Certification of Accredited Investor
Investor Information
Valid government issued photo ID with signature
W9

[ ]	Individual Retirement Account (IRA)
Certification of Accredited Investor
Investor Information
Valid government issued photo ID with signature
W9

[ ]	Joint Account (2 or more investors)
Certification of Accredited Investor
Investor Information
Valid government issued photo ID with signature
W9 for each investor

[ ]	Trust Account
Certification of Accredited Investor
Investor Information
Trust Agreement, including names of trustees and signature pages
Valid government issued photo ID with signature
W9

************************************************

I understand that investment in the Units of Security Devices International Inc. (the “Company”) is an illiquid investment. In particular, I recognize that I must bear the economic risk of investment in the Units of the Company (the “Units”) for an indefinite period of time, since the Units, the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and an opinion of counsel satisfactory in substance and form to counsel for the Company to that effect is obtained. I consent to the affixing by the Company of such legends on certificates representing the Shares, the Warrants and the Warrant Shares as any applicable federal or state securities law or any securities law of any other applicable jurisdiction may require from time to time.

A-1

I represent and warrant to the Company that: (i) the information provided in this Accredited Investor Certification is complete, true and correct; (ii) I and my Investment Managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of the Units; (iii) I and my Investment Managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information provided to me and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Units; (iv) neither I nor my Investment Managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Subscription Agreement; and (v) I am acquiring the Units for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Units.

I understand that the purchase price for the Units does not reimburse for any costs incurred by me for legal, tax, accounting or financial advice, including fees paid to my purchaser representative, if any.

The undersigned, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Units, (ii) has obtained such additional tax and other advice that it has deemed necessary, (iii) has its principal place of business at its residence address set forth in this Subscription Agreement, and (iv) has not been formed for the specific purpose of acquiring the Units (although this may not necessarily disqualify the Subscriber as a purchaser). The persons executing the Subscription Agreement, as well as all other agreements related to the Offering, if any, represent that they are duly authorized to execute all such agreements on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.)

All of the information which I have furnished to the Company and which is set forth in the Subscription Agreement is correct and complete as of the date of the Subscription Agreement. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering described in the Subscription Agreement and the other documents and agreements related thereto, if any. I am the only person with a direct or indirect interest in the Units subscribed for by this Subscription Agreement. I agree to indemnify and hold harmless the Company and its officers, directors, affiliates, agents, and attorneys, including the Placement Agent and its attorneys, from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement or by reason of any breach of the representations and warranties made by the undersigned herein or in any agreement provided by the undersigned to the Company in connection with this Offering. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is executing this Agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors and assigns. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of Delaware.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Subscription Agreement.

2

INDIVIDUAL and JOINT ACCOUNTS

I certify that I am an accredited investor by initialing in the applicable space (initial both spaces if both apply):

____________ ____________

I had an Individual Income* of more than $200,000 in the past two full calendar years. I expect to have an Individual Income in excess of $200,000 in this calendar year; or my spouse and I had Joint Income* in excess of $300,000 in the past two full calendar years, and we expect to have a Joint Income in excess of $300,000 in this calendar year. My/our income(s) last year was/were:

[ ] <$50,000	[ ] $50,001 - $100,000
[ ] $100,001 - $250,000	[ ] $250,001 - $500,000
[ ] $500,001 - $750,000	[ ] $750,001 - $1,000,000
[ ] $1,000,001 - $2,500,000	[ ] $2,500,001 - $5,000,000
[ ] $5,000,001 - $7,500,000	[ ] >$7,500,001

and two years ago was/were:

[ ] <$50,000	[ ] $50,001 - $100,000
[ ] $100,001 - $250,000	[ ] $250,001 - $500,000
[ ] $500,001 - $750,000	[ ] $750,001 - $1,000,000
[ ] $1,000,001 - $2,500,000	[ ] $2,500,001 - $5,000,000
[ ] $5,000,001 - $7,500,000	[ ] >$7,500,001

____________ ____________	I/We have a total Net Worth* in excess of $1,000,000 USD, excluding primary residence.

____
* See additional information below.

Income. For purposes of this Subscription Agreement, “Individual Income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:

(1)	the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”)
(2)	the amount of the losses claimed as a limited partner in a limited partnership (as reported on Schedule E of IRS Form 1040)
(3)	any deduction claimed for depletion under Section 611, et seq. of the Code and
(4)

any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

(Items (1) to (4), inclusive, above is referred to herein as the “Adjustment Amounts”)

For purposes of this Subscription Agreement, “Joint Income” means “adjusted gross income” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the Adjustment Amounts, as defined above.

Net Worth. For your calculation of Net Worth, exclude (i) from your assets the fair market value of your primary residence and (ii) from your liabilities the debt that is secured by your primary residence up to the fair market value of the primary residence (i.e., debt secured by your primary residence that exceeds its fair market value must be included as a liability). In any event, if there was any increase in the amount of debt secured by your primary residence within the past 60 days, you are required to include a liability in an amount equal to such increase, unless such increase in debt was incurred in connection with the purchase of your primary residence.

3

CORPORATE ACCOUNT

Initial applicable space(s) below. See additional information below under DEFINITION OF “ACCREDITED INVESTOR”, on the following page.

____________ ____________

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

____________ ____________	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

____________ ____________

Each of its shareholders, partners, or beneficiaries meets at least one of the conditions described under the above section, INDIVIDUAL AND JOINT ACCOUNTS. Please also initial the appropriate space(s) in that section; or

____________ ____________

The plan is a self-directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under INDIVIDUAL AND JOINT ACCOUNTS. Please also initial the appropriate space in that section; or

____________ ____________	A corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

TRUST ACCOUNT

____________ ____________	The trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person;”*

____________ ____________

The trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

____________ ____________

The grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s).

4

DEFINITION OF “ACCREDITED INVESTOR”

The term “accredited investor” means:

  A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors.

  A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

  An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000.

  A director or executive officer of the Company.

  A natural person whose individual net-worth or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US $1,000,000. See Definitions section, above, for additional information.

  A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. See Definitions section, above, for additional information.

  A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

  An entity in which all of the equity owners are accredited investors. (The Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

5

SUBSCRIBER QUESTIONNAIRE

Subscriber Name

Subscriber Tax ID	________________________ Country of Citizenship _________________________________

Investment	$ USD
Amount

Source of funds for this investments	[ ] Annuity	[ ] Gift	[ ] Income from earnings
	[ ] Inheritance	[ ] Insurance Proceeds	[ ] Investment Proceeds
	[ ] Legal Settlement	[ ] Lottery/Gaming	[ ] Pension/IRA/Retirement
	[ ] Sale of business	[ ] Spouse/Parent	[ ] Other
Is this account a private banking account defined under the USA Patriot Act?		[ ] Yes [ ] No
Is this an account for a foreign bank as defined under the USA Patriot Act?		[ ] Yes [ ] No

Contact Information (This address will be used for mailing unless you indicate otherwise):

INDIVIDUAL CONTACT INFORMATION:

Street Address

City, State	Zip Code

Home Phone Number	Fax Number

Email Address

ENTITY CONTACT INFORMATION:

Name of Company

Contact Name	Email Address

Street Address	Suite/Floor

City, State	Zip Code

Business Phone Number	Fax Number

6

For Individual Investors

Income	[ ] <$50,000	[ ] $50,001 - $100,000
	[ ] $100,001 - $250,000	[ ] $250,001 - $500,000
	[ ] $500,001 - $750,000	[ ] $750,001 - $1,000,000
	[ ] $1,000,001 - $2,500,000	[ ] $2,500,001 - $5,000,000
	[ ] $5,000,001 - $7,500,000	[ ] >$7,500,001

Source of Income _____________________________________

Occupation _____________________________________	Industry _____________________________________

Education _____________________________________	If retired, former _____________________________________
occupation
Employer Name _____________________________________
No. of Years
Employer Address _____________________________________

Marital Status            [   ] M      [   ]  M      [   ] DM      [   ] DP M      [   ] Dependents M      [   ] 0 M      [   ] 1 M      [   ] 2 M      [   ] >2 W

Liquid Net Worth
[   ] <$50,000                          [   ] $50,001 - $100,000                [   ]  $100,001 - $250,000               [   ]  $250,001 - $500,000
[   ] $500,001 - $750,000        [   ]  $750,001 - $1,000,000          [   ] $1,000,001 - $2,500,000          [   ] $2,500,001 - $5,000,000
[   ] $5,000,001 - $7,500,000  [   ] >$7,500,001

Net Worth (excluding primary residence)
[   ] <$50,000                          [   ] $50,001 - $100,000                [   ]  $100,001 - $250,000               [   ]  $250,001 - $500,000
[   ] $500,001 - $750,000        [   ]  $750,001 - $1,000,000          [   ] $1,000,001 - $2,500,000          [   ] $2,500,001 - $5,000,000
[   ] $5,000,001 - $7,500,000  [   ] >$7,500,001

Annual Expenses (recurring)
[   ] $50,000 and under         [   ] $50,001 - $100,000                [   ] $100,001 - $250,000                [   ] $250,001 - $500,000

Special Expenses (Future, non-recurring)
[   ] None                               [   ] $50,000 and under                [   ] $50,001 - $100,000                  [   ] $100,001 - $250,000
Timeframe for Special Expenses
[   ] Within 1 year         [   ] 2 – 3 years               [   ] 3 – 5 years          [   ] 6 – 8 years            [   ] > 8 years            [   ]  None

Are you or anyone with an interest in this account either: (1) a senior military, governmental, or political official in a non-US country, or (2) closely associated with an immediate family member of such an official?

[   ] Yes    [   ] No            If yes, identify the name of the official, office held, and ____________________________________ country

BROKER DEALER AFFILIATIONS

Are you an employee of J. Streicher Capital, LLC?	[ ] Yes	[ ] No
Are your related to an employee of J. Streicher Capital,	[ ] Yes	[ ] No	If yes, specify relationship to the
LLC			employer

Are you an employee of another broker dealer?	[ ] Yes	[ ] No	If yes, name of the broker dealer

7

Are you related to an employee of another broker dealer?	[ ] Yes	[ ] No	If yes, specify relationship to the
employee

Are you maintaining other brokerage accounts?	[ ] Yes	[ ] No	If yes, specify financial institution

Are you a senior officer, director, or 10% or more shareholder of a public company?	[ ] Yes	[ ] No
If yes, specify company

INSIDER STATUS	PRESENT OWNERSHIP OF SECURITIES
You either [CHECK APPROPRIATE ITEM]:
You either [CHECK APPROPRIATE ITEM]:	______ DO NOT own or control directly or indirectly, or
______ ARE NOT an Insider of the Company.	exercise control or direction over, any Common
______ ARE an “Insider” of the Company as defined in	Stock or securities convertible into Common Stock; or
the Rules of the TSX Exchange.
“Insider” includes:	______ DO own directly or indirectly, or exercises control
(a) a director or senior officer of the Company;	or direction over ___________________, shares
(b) a director or senior officer of a person that is itself an	of Common Stock and convertible securities
insider or subsidiary of the Company; or	entitling the Subscriber to acquire an additional
(c) a person that beneficially owns or controls, directly or	____________________shares of Common Stock.
indirectly, common stock carrying more than 10% of the
voting rights attached to all outstanding common stock of the
Company

CORPORATE PLACEE REGISTRATION FORM

If you are not an individual, you either [CHECK
APPROPRIATE ITEM]:
HAVE PREVIOUSLY FILED with the TSX
Exchange a Form 4C, Corporate Placee
Registration Form, and there has been no change
to any of the information in the Form 4C
previously filed; or
HEREBY DELIVER to the Corporation a
completed Form 4C in the form attached as
Exhibit D for filing with the TSX Exchange.

8

Exhibit B

SECURITY DEVICES INTERNATIONAL INC.

RISK FACTORS

Risks Relating to Our Business

Senior and Subordinate Secured Convertible Debentures

On December 7, 2016, the Company entered a Securities Purchase Agreement with several accredited investors to sell $1,500,000 of 10% senior secured convertible notes (the “Secured Notes”), convertible into shares of the Company’s Common Stock, in a private placement pursuant to Regulation D under the Securities Act. Concurrent with the sale of the Secured Notes, CAD$1,364,000 of the Company’s outstanding unsecured debentures (the “Unsecured Debentures”), were exchanged for an equal principal amount of the subordinated secured debentures and an additional CAD$37,000 of subordinated secured debentures were issued in satisfaction of a portion of the accrued interest on the Unsecured Debentures. Both senior and subordinated secured debentures mature on June 6, 2019 unless converted or extended and are fully secured against the undertaking, property and assets of the Company including its patents. Inability to repay the secured debt on maturity, if the debt is neither converted nor extended, will result in the financial condition of the Company to be materially adversely affected and could result in investors losing all or part of their investment in this Offering.

Additional Financing

The Company does not have adequate revenue, cash flow or capital to fund all of its operational needs and may require additional financing to continue its operations if it is unable to generate substantial revenue growth or raise additional capital. There can be no assurance that such financing will be available at all or on favorable terms. Any additional financing could result in dilution to investors. In addition, the Company’s failure to generate substantial revenue growth or borrow or raise additional capital would likely result in delay or indefinite postponement of the Company’s deployment of its products, resulting in the possible loss to investors of part or all of their investment in the Company.

Uncertainty of Revenue or Revenue Growth

There can be no assurance that the Company can generate substantial revenue or revenue growth, or that any revenue growth that is achieved can be sustained. Even the limited revenue that the Company has achieved or may achieve may not be indicative of future operating results. In addition, the Company may increase further its operating expenses in order to increase its sales and marketing efforts and increase its administrative resources in anticipation of future growth. To the extent that increases in such expenses precede or are not subsequently followed by increased revenues, the Company’s business, operating results and financial condition will be materially adversely affected.

Dependence on Management and Key Personnel

The Company is dependent on certain members of its senior management. The loss of the services of one or more of them could adversely affect the Company. The Company’s ability to maintain its competitive position is also dependent upon its ability to attract and retain highly qualified managerial, specialized technical, manufacturing, sales and marketing personnel. There can be no assurance that the Company will be able to continue to recruit and retain such personnel. The inability of the Company to recruit and retain such personnel would adversely affect the Company’s operations and product development.

Dependence on Key Suppliers

The Company purchases certain key components of its products from a limited number of suppliers. Failure of a supplier to provide sufficient quantities on favorable terms or on a timely basis could result in possible lost sales.

Product Liability

The Company may be subject to proceedings or claims that may arise in the ordinary conduct of the business or otherwise, which could include product and service warranty claims, as well as damages claims, any or all of which could be substantial. If the Company’s products fail to perform as warranted and it fails to quickly resolve product quality or performance issues in a timely manner, sales may be lost and the Company may be forced to pay damages. Any failure to meet customer requirements could materially affect the Company’s business, results of operations and financial condition. In addition, the occurrence of product defects could result in claims or litigation for damages, the cost of which could be substantial. The inability of the Company to correct errors could additionally result in the delay or loss of market acceptance of its products, material warranty expense, diversion of technological and other resources from its product development efforts, and the loss of credibility with customers, manufacturer’s representatives, distributors, value added resellers, systems integrators, original equipment manufacturers and end-users, any of which could have a material adverse effect on the Company’s business, operating results and financial conditions.

The Company currently has general liability insurance that includes product liability coverage. There is no assurance this insurance policy will cover any or all potential claims, which may have a material adverse effect on the business or financial condition of the Company. A product recall could also have a material adverse effect on the business or financial condition of the Company.

Insurance and Uninsured Risks

The Company’s business is subject to a number of risks and hazards including industrial accidents, labor disputes and changes in the regulatory environment. Such occurrences could result in damage to equipment, personal injury or death, monetary losses and possible legal liability. Although the Company maintains liability insurance in amounts which it considers adequate, the nature of these risks is such that liabilities might exceed policy limits, the liabilities and hazards might not be insurable, or the Company may elect not to insure against such liabilities due to high premium costs or other reasons, in which event the Company could incur significant costs that could have a materially adverse effect upon its financial position.

Adverse Effect of Possible Litigations

From time to time in the normal course of business or otherwise, the Company may become subject to litigation that may result in liability material to the Company’s financial statements as a whole or may negatively affect its operating results if changes to business operation are required. The cost to defend such litigation may be significant and may require a diversion of the Company’s resources. There also may be adverse publicity associated with litigation that could negatively affect customer perception of the Company’s business, regardless of whether the allegations are valid or whether the Company is ultimately found liable. As a result, litigation may adversely affect the Company’s business, financial condition and results of operations.

Strategic Alliances

The Company relies upon, and expects to rely upon, strategic alliances with original equipment manufacturers for the manufacturing and distribution of its products. There can be no assurance that such strategic alliances can be achieved or will achieve their goals.

Marketing and Distribution Capabilities

In order to commercialize its technology, the Company must either acquire or develop an internal marketing and sales force with technical expertise and with supporting distribution capabilities or arrange for third parties to perform these services. In order to market any of its products, the Company must either acquire or develop a sales and distribution infrastructure. The acquisition or development of a sales and distribution infrastructure would require substantial resources which may be unavailable to the Company. In addition, developing or acquiring a sales force would divert the attention of its management and key personnel and defer could result in a delay of the Company’s product development and deployment efforts. To the extent that the Company enters into marketing and sales arrangements with other companies, its revenues will depend on the efforts of others. These efforts may not be successful. If the Company fails to develop substantial sales, marketing and distribution channels, or enter into arrangements with third parties for those purposes, it will experience delays in product sales, reduced revenue and cash flow, if any, and increase costs and expenses. Failure to develop sales would in all likelihood adversely impact the Company’s ability to continue operations and could result in a loss to investors of part or all of their investment.

Rapid Technological Development

The Company’s business is the development, manufacture and sale of less-lethal ammunition. The markets for the Company’s products and services in the ammunition industry are characterized by rapidly changing technology and evolving industry standards, which could result in product obsolescence or short product life cycles. Accordingly, the Company’s success is dependent upon its ability to anticipate technological changes in the industries it serves and to successfully identify, obtain, develop and market new products that satisfy evolving industry requirements. There can be no assurance that the Company will successfully develop new products or enhance and improve its existing products or that any new products and enhanced and improved existing products will achieve market acceptance. Further, there can be no assurance that competitors will not market products that have perceived advantages over the Company’s products or which render the products currently sold by the Company obsolete or less marketable. Regardless of the industry as a whole, the less lethal sector of ammunition moves somewhat slower in the adaptation and integration of new products.

The Company must commit significant resources to developing new products before knowing whether its investments will result in products the market will accept. To remain competitive, the Company may be required to invest significantly greater resources then currently anticipated in research and development and product enhancement efforts, and result in increased operating expenses.

Competition

The Company’s industry is highly competitive and composed of many domestic and foreign companies. The Company has experienced and expects to continue to experience, substantial competition from numerous competitors whom it expects to continue to improve their products and technologies. Competitors may announce and introduce new products, services or enhancements that better meet the needs of end-users or changing industry standards, or achieve greater market acceptance due to pricing, sales channels or other factors. Competitors may be able to respond more quickly than the Company to changes in end-user requirements and devote greater resources to the enhancement, promotion and sale of their products.

Regulation

The Company is subject to numerous federal, provincial, state and local environmental, health and safety legislation and measures relating to the manufacture of ammunition. There can be no assurance that the Company will not experience difficulties with its efforts to comply with applicable regulations as they change in the future or that its continued compliance efforts (or failure to comply with applicable requirements) will not have a material adverse effect on the Company’s results of operations, business, prospects and financial condition. The Company’s continued compliance with present and changing future laws could restrict the Company’s ability to modify or expand its facilities or continue production and could require the Company to acquire costly equipment or to incur other significant expense.

Political Regulatory Risks

Any changes in government policy may result in changes to laws affecting the sale of the Company’s products. This may affect the Company’s ability to ship product in the future. The possibility that future governments may adopt substantially different policies, may also affect the Company’s operations. Local governments in all countries the Company deals with issue end user certificates to purchase or receive live ammunition from the Company. It is the decision of these countries in the Middle East, the United States, Canada, Europe, Africa, and the Baltics whether or not they will take possession or purchase such munitions.

Intellectual Property

The Company’s ability to compete effectively will depend, in part, on its ability to maintain the proprietary nature of its technology and manufacturing processes. Although the Company considers certain of its product designs as well as manufacturing processes involving certain of its products to be proprietary, patents or copyrights do not protect all design and manufacturing processes. The Company has adopted procedures to protect its intellectual property and maintain secrecy of its confidential business information and trade secrets. However, there can be no assurance that such procedures will afford complete protection of such intellectual property, confidential business information and trade secrets. There can be no assurance that the Company’s competitors will not independently develop technologies that are substantially equivalent or superior to the Company’s technology.

To protect the Company’s intellectual property, it may become involved in litigation, which could result in substantial expenses, divert the attention of its management, cause significant delays and materially disrupt the conduct of its business.

Infringement of Intellectual Property Rights

While the Company believes that its products and other intellectual property do not infringe upon the proprietary rights of third parties, its commercial success depends, in part, upon the Company not infringing intellectual property rights of others. A number of the Company’s competitors and other third parties have been issued or may have filed patent applications or may obtain additional patents and proprietary rights for technologies similar to those utilized by the Company. Some of these patents may grant very broad protection to the owners of the patents. The Company has not undertaken a review to determine whether any existing third party patents or the issuance of any third party patents would require the Company to alter its technology, obtain licenses or cease certain activities. The Company may become subject to claims by third parties that its technology infringes their intellectual property rights due to the growth of products in its target markets, the overlap in functionality of those products and the prevalence of products. The Company may become subject to these claims either directly or through indemnities against these claims that it provides to end-users, manufacturer’s representatives, distributors, value added resellers, system integrators and original equipment manufacturers.

Litigation may be necessary to determine the scope, enforceability and validity of third party proprietary rights or to establish the Company’s proprietary rights. Some of its competitors have, or are affiliated with companies having, substantially greater resources than the Company and these competitors may be able to sustain the costs of complex intellectual property litigation to a greater degree and for a longer period of time than the Company. Regardless of their merit, any such claims could be time consuming to evaluate and defend, result in costly litigation, cause product shipment delays or stoppages, divert management’s attention and focus away from the business, subject the Company to significant liabilities and equitable remedies, including injunctions, require the Company to enter into costly royalty or licensing agreements and require the Company to modify or stop using infringing technology.

The Company may be prohibited from developing or commercializing certain technologies and products unless it obtains a license from a third party. There can be no assurance that it will be able to obtain any such license on commercially favorable terms or at all. If it does not obtain such a license, it could be required to cease the sale of certain of its products.

Health and Safety

Health and safety issues related to the Company’s products may arise that could lead to litigation or other action against the Company or to regulation of certain of its product components. The Company may be required to modify its technology and may not be able to do so. It may also be required to pay damages that may reduce its profitability and adversely affect its financial condition. Even if these concerns prove to be baseless, the resulting negative publicity could affect the Company’s ability to market certain of its products and, in turn, could harm its business and results from operations.

Stress in the Global Financial System

Recent events have demonstrated that businesses and industries throughout the world are very tightly connected to each other. Thus, events seemingly unrelated to the Company, or to its industry, may adversely affect its finances or operations in ways that are hard to predict or defend against. For example, credit contraction in financial markets may hurt the Company’s ability to access credit when it is needed or rapid changes in foreign exchange rates may adversely affect financial results. Finally, a reduction in credit, combined with reduced economic activity, may adversely affect businesses and industries that collectively constitute a significant portion of the Company’s customer base. As a result, these customers may need to reduce their purchases of the Company’s products, or there may be greater difficulty in receiving payment for the products that these customers purchase from the Company. Any of these events, or any other events caused by turmoil in world financial markets, may have a material adverse effect on the business, operating results, and financial condition.

Conflicts of Interest

Certain directors and officers of the Company are or may become associated with other companies in the same or related industries which may give rise to conflicts of interest. Directors who have a material interest in any person who is a party to a material contract or a proposed material contract with the Company are required, subject to certain exceptions, to disclose that interest and generally abstain from voting on any resolution to approve the contract. In addition, the directors and the officers are required to act honestly and in good faith with a view to the best interests of the Company. The directors and officers of the Company have either other full-time employment or other business or time restrictions placed on them and accordingly, the Company will not be the only business enterprise of these directors and officers.

Risks Related To the Offering and Our Securities

Reliance on Exemptions From Registration

The Offering is being made in reliance upon Section 4(a)(2) of the Securities Act and/or the provisions of Rule 506(b) of Regulation D promulgated thereunder, and the exemptions from registration provided by the laws of certain states in which the Offering is conducted. Reliance on these exemptions does not, however, constitute a representation or guarantee that such exemptions are, indeed, available. If for any reason the Offering is deemed not to qualify as exempt under Section 4(a)(2) or Rule 506(b) of Regulation D, and if no other exemption from registration or qualification is available, and the Offering is not registered or qualified with the applicable federal or state authorities, the offer and sale of the Units would be deemed to have been made in violation of the applicable laws requiring such registration or qualification. As a remedy, in the event of such violation, each investor purchasing the Units in the Offering would have the right to rescind his/her/its purchase of the Units and to have his/her/its purchase price returned. If an investor requests a return of his/her/its purchase price, funds might not be available for that purpose. In that event, liquidation of our company might be required. Any refunds made would reduce funds available for our operations. A significant number of requests for rescission would probably leave us without funds sufficient to respond to such requests or successfully to proceed with our activities.

Illiquid Investment

An investment in the Company requires a long-term commitment, with no certainty of return. Currently there is no liquid market for our Common Stock and we cannot guarantee that such liquid market for our Common Stock would develop in the near future. The lack of an active market may also reduce the fair market value of your Common Stock. An inactive market may also impair our ability to raise capital to continue to fund operations by selling shares. Moreover, we do not expect security analysts of brokerage firms to provide coverage of our company in the near future.

Limitation on Sale and Transfer

The Units are being offered and sold pursuant to one or more exemptions from the registration requirement of the Securities Act and without qualification or registration under the securities laws of various states. Consequently, the Units offered hereby may not be sold, transferred or hypothecated without registration under the Securities Act, and applicable state laws or without an exemption from such registration or qualification. The Units, including the Shares, the Warrants and Warrant Shares, will bear a legend restricting their transfer accordingly, and may bear certain legends required by state law where required.

General Venture Company Risks

The Units must be considered highly speculative due to the nature of the Company’s business, the early stage of its deployment, its current financial position and ongoing requirements for capital. An investment in the Units should only be considered by those persons who can afford a total loss of investment, and is not suited to those investors who may need to dispose of their investment in a timely fashion. Investors should consult with their own professional advisors to assess the legal, financial and other aspects of an investment in the Units.

Dividend Policy

The Company has not paid dividends in the past and has no plans to pay dividends for the foreseeable future. The future dividend policy of the Company will be determined by its directors.

Market Price of Common Stock

There can be no assurance that an active market for the Common Stock will be sustained. Securities of small and midcap companies have experienced substantial volatility in the past, often based on factors unrelated to the financial performance or prospects of the companies involved. These factors include global economic developments and market perceptions of the attractiveness of certain industries. The price per share of Common Stock is also likely to be affected by change in the Company’s financial condition or results of operations as reflected in its quarterly filings. Other factors unrelated to the performance of the Company that may have an effect on the price of Common Stock include the following: the extent of analytical coverage available to subscribers concerning the business of the Company may be limited if investment banks with research capabilities do not follow the Company’s securities; lessening in trading volume and general market interest in the Company’s securities may affect a subscriber’s ability to trade significant numbers of shares of Common Stock, the size of the Company’s public float may limit the ability of some institutions to invest in the Company’s securities; a substantial decline in the price of the Common Stock that persists for a significant period of time could cause the Company’s securities to be delisted from the exchange, further reducing market liquidity. If an active market for the Common Stock does not continue, the liquidity of a subscriber’s investment may be limited and the price of the Common Stock may decline. If such a market does not develop, subscribers may lose their entire investment in the Units.

Management’s Broad Discretion in the Use of Proceeds

Management of the Company will have broad discretion in allocating the net proceeds of the Offering, which creates uncertainty for shareholders and could adversely affect the Company’s business, prospects, financial condition and results of operations.

No Investor Counsel Retained to Represent the Subscribers

Counsel has not been retained to represent the Subscribers of the Units. Prospective Subscribers of the Units are urged to consult with their own legal counsel, and retain their services as deemed necessary.

Arbitrary Basis of the Offering Price of the Units

The offering price of the Units and the exercise price of the Warrants were determined by us on an arbitrary basis and bear no relationship to earnings, asset values, book value or any other recognized criteria of value. The offering price of the Units and the exercise price of the Warrants should not be viewed as an indication of the value of those securities.

No Escrow

All funds from investors will be delivered directly to the Company, without provision for escrow.

No Minimum Proceeds Required

There is no minimum number of Units that must be sold to close this Offering. If only limited proceeds are raised in the Offering, they may not be enough for the Company to operate and investors could lose their entire investment.

Side Letter Agreement with Certain Subscribers

The Company has agreed to enter into a Side Letter Agreement with two institutional subscribers in this Offering (collectively, “Institutional Subscribers”). Pursuant to the Side Letter Agreement, within the two-year period following the final closing of this Offering the Company shall not conduct any future offerings of its securities at a price lower than USD$0.106 per share without the prior written consent of the Institutional Subscribers as long as each Institutional Subscriber continues to hold more than 75% of the securities it acquired in this Offering during such two-year period. The terms contained in the Side Letter Agreement are not included in the Subscription Agreement entered into by other Subscribers.

Placement Agent Cannot Guarantee the Completeness and Accuracy of Information in the Reports Filed by the Company

Each Subscriber in this Offering has been provided with the website link to the reports (the “Company Reports”) the Company filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All of the filings made by the Company in the past 24 months are incorporated by reference in this Agreement. The Company Reports were prepared and filed by the Company without the assistance of the Agent. The Agent has not confirmed that the information contained in the Company Reports is accurate, complete or correct. Each Subscriber is urged to conduct its own due diligence on the accuracy and completeness of the information in the Company Reports and herein before making an investment in this Offering.

Exhibit C

Registration Rights Agreement

(see attached)

C-1

Exhibit D

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name:______________________________________________________________________

	(b)	Complete Address:____________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation:____________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? __________

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

	(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at _____________________________________  _______on ____________________________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT